                                    [LOGO]


                       BANCROFT CONVERTIBLE FUND, INC.

                              1998 ANNUAL REPORT

                               October 31, 1998

                                    DIRECTORS

                                 GORDON F. AHALT

                                WILLIAM A. BENTON

                               ELIZABETH C. BOGAN

                           THOMAS H. DINSMORE, C.F.A.

                             DONALD M. HALSTED, JR.

                               GEORGE R. LIEBERMAN

                                 DUNCAN O. MCKEE

                                JANE D. O'KEEFFE

                                NICOLAS W. PLATT

                                    OFFICERS

                   THOMAS H. DINSMORE      Chairman of the Board

                   JANE D. O'KEEFFE        President

                   SIGMUND LEVINE          Senior Vice President
                                           and Secretary

                   H. TUCKER LAKE          Vice President, Trading

                   GERMAINE M. ORTIZ       Assistant Vice President

                   GARY I. LEVINE          Treasurer and
                                           Assistant Secretary

                   MERCEDES A. PIERRE      Assistant Treasurer


                               INVESTMENT ADVISOR
                        Davis-Dinsmore Management Company
                  65 Madison Avenue, Morristown, NJ 07960-7308
                                 (973) 631-1177
                              http://www.bcvecf.com
                             email: info@bcvecf.com

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                    ChaseMellon Shareholder Services, L.L.C.
                        Shareholder Relations Department
                 P.O. Box 3322, South Hackensack, NJ 07606-9980
                                 (800) 526-0801
                            http://www.cmssonline.com

                              COMMON STOCK LISTING
                             American Stock Exchange
                                   Symbol: BCV


                   [Recycled Logo] Printed on recycled paper

                               1998 ANNUAL REPORT
                                OCTOBER 31, 1998

Bancroft Convertible Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation -- which objectives the Company considers to be relatively equal due to the nature of the securities in which it invests.

                                   HIGHLIGHTS


QUARTERLY HISTORY OF NAV AND MARKET PRICE

              NET ASSET VALUES               MARKET PRICES
1998      HIGH      LOW      CLOSE      HIGH      LOW     CLOSE
Jan 31   $30.67   $26.34    $27.20     $29.81   $24.00   $25.75
Apr 30    29.87    27.89     29.61      30.25    24.63    28.81
Jul 31    30.75    28.19     29.12      29.00    27.00    27.75
Oct 31    28.83    24.55     26.89      27.63    22.38    26.75

MAJOR INDUSTRY EXPOSURE AS OF 10/31/98

                                                 % OF
                                           NET ASSETS
Communications                                  10.66
Entertainment                                   10.13
Health Care & Drugs                             10.05
Retail                                           8.74
Banking                                          8.52
Technology                                       6.57
Capital Goods                                    6.00
Financial & Insurance                            5.66
Energy                                           4.25
Aerospace                                        3.65


PERFORMANCE THRU 10/31/98
with dividends reinvested

                            CALENDAR
                               YTD       1YR        5YR         10YR
- Bancroft market value      12.56%     19.00%     121.68%     305.52%
- Bancroft net asset
  value                       1.81%      4.99%     104.33%     236.72%
- Lipper average
  of closed-end
  convertible funds           6.70%     14.53%      81.64%     231.58%
- S&P 500                    17.71%     30.15%     182.16%     447.68%
- Russell 2000                5.27%     16.79%      96.01%*    202.31%*

Performance data represent past results and do not reflect future performance.
* Simple appreciation of index

TOP TEN SECURITIES HELD AS OF 10/31/98

                                                               % OF
                                                         NET ASSETS
Home Depot, Inc.                                               4.01
NatWest Markets exch. for Lucent Technologies, Inc.            3.28
Bell Atlantic Financial exch. for
   Telephone New Zealand                                       3.24
Houston Industries, Inc. exch. for Time Warner, Inc.           2.60

Republic National Bank of NY exch. for
   Merck & Co.                                                 2.34
Morgan Stanley Dean Witter Discover & Co.
   exch. for SmithKline Beecham                                2.17
Jefferson-Pilot Corp. exch. for NationsBank Corp.              2.10
Hewlett-Packard Co., Inc.                                      2.02
WBK Trust                                                      2.00
BankAtlantic Bancorp                                           1.90

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Bancroft Convertible Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                                                 BANCROFT CONVERTIBLE FUND, INC.

TO OUR SHAREHOLDERS:

                                                                December 8, 1998

The late summer and fall of 1998 saw a dramatic increase in market volatility. Stocks, corporate bonds and convertible securities made dramatic moves that surprised many professional investors. This loss of stability was partially caused by July's high stock valuations. Additionally there were the shocks created by the economic downturns in several emerging economies such as Indonesia and Russia followed by sudden and dramatic losses in hedge funds that had become extraordinarily large due to borrowing by the funds to leverage their positions. The decline in equity prices from late July to early October was roughly 20%, the standard for a bear market. While most stock prices have since rebounded, damage was done as several sectors (such as the energy sector) have not recovered.

     The losses in the hedge funds affected the convertible market directly as many of those funds used convertibles in their strategies and included them when selling securities to raise capital. Because of this, convertibles as an asset class underperformed equities, something that they generally don't do in volatile markets. According to Lipper Analytical,* for the nine-months ended September 30, 1998, the average open-end convertible fund's net asset value
(NAV) fell 6.11% and the average closed-end convertible fund's NAV fell 5.20%, while that of the general equity funds fell only 4.89%.** Also according to Lipper Analytical, Bancroft's net asset value fell 0.93%+ for that same period. For the year-to-date through 11/20/98 the average closed-end convertible fund's NAV was up 1.07%.** Lipper Analytical has Bancroft's NAV up 6.60%+. Shareholders should note that Bancroft's investment restrictions do not allow it to borrow money in order to leverage its assets,++ so that when markets do not perform as expected shareholders should not see losses magnified by that leverage.

     Our current outlook for the stock market is optimistic. The positives of the market outweigh the negatives. We still see the demographics of the 'baby boomer generation' working in favor of equities as this group of people are at their most productive and they need to save for retirement and their children's education. Further, the information revolution continues to generate productivity gains and new products. Finally, despite the declines in a number of emerging market economies, the global expansion of free markets continues and should provide a strong growth component to all economies over the long run.

     The negatives, however, are significant. Equities are not cheap by any historical standard and this implies a greater level of risk. Emerging economies have had a difficult time over the last year and while they appear to have stabilized, they may not have reached the bottom yet. Commodity prices continue to fall which helps most of the economy but hurts certain sectors and raises the risk of deflation which can be more damaging than inflation. Finally, political uncertainty in Washington may unsettle some investors even though, in our opinion, we don't believe that any outcome will change current public policies enough to hurt the markets.

     In the December 1998 edition of Mutual Funds Magazine, Bancroft was listed among the five star (highest rating) funds that the magazine covers. In the Mutual Funds newsletter (also from the editors of Mutual Funds Magazine) dated September 1998, Bancroft was named one of their two All-Star Funds of the month (the other was Bancroft's sister fund, Ellsworth Convertible Growth and Income Fund, Inc.). In addition, in the November 6, 1998 edition of Morningstar Mutual Funds+++ Bancroft was rated at three stars overall in the category of general equity funds. The Fund's performance for three and five years was in the top ten percent among the combined closed-end and open-end convertible funds rated. Shareholders who wish a copy of this newsletter or the Morningstar report should contact us.

     At its November meeting, the Fund's Board of Directors voted to pay a dividend of $3.125. This dividend consists of 18.3 cents per share from net investment income and $2.942 per share of long-term capital gain. The dividend is payable on December 30, 1998 to shareholders of record on December 1, 1998.

     The 1999 annual meeting of shareholders will be held in our offices in Morristown on February 22, 1999. All shareholders are welcome to attend. We hope to see you here.


/s/ THOMAS H. DINSMORE
-----------------------------
Chairman of the Board

*    Lipper Analytical Services, Inc. is an independent statistical service.

** 59 open-end convertible funds with dividends reinvested, 9 closed-end convertible funds with dividends reinvested and 3,670 general equity funds with dividends reinvested.

+    With all dividends reinvested at NAV.

++ The Fund may borrow up to 5% of total assets for temporary or emergency purposes.

+++  Morningstar is an independent statistical service that rates mutual funds.

                                                  BANCROFT CONVERTIBLE FUND, INC

PORTFOLIO OF INVESTMENTS   OCTOBER 31, 1998

  PRINCIPAL
   AMOUNT                                                                                   IDENTIFIED    VALUE
  OR SHARES                                                                                    COST      (NOTE A)
  ---------                                                                                -----------  ----------
               ADVERTISING -- 1.0%
$1,000,000     Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb.* (NR) ...........     $  838,874   $  909,375
                                                                                           ----------   ----------
               AEROSPACE -- 3.6%
 1,500,000     Morgan Stanley Dean Witter Discover & Co. 0% 2000 medium-term
               exch. notes (A1) ......................................................      1,446,411    1,440,000
               (exch. for Boeing Company common stock)
   350,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes* (B) ....................        350,000      472,500
   125,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes - Reg. (B) ..............        122,656      168,750
   925,000     Simula, Inc. 8% 2004 sr. cv. sub. notes (NR) ..........................        936,875      744,625
   705,000     SPACEHAB, Inc. 8% 2007 cv. sub. notes* (NR) ...........................        706,450      581,625
                                                                                           ----------   ----------
                                                                                            3,562,392    3,407,500
                                                                                           ----------   ----------

               BANKING -- 8.5%
    50,000 shs CNB Capital Trust I 6% SPuRS (Baa2) ...................................      1,253,063    1,306,250
               (exch. for CNB Bancshares, Inc. common stock)
    40,000 shs National Australia Bank Ltd. 7 7/8% exch. capital units (A1)...........      1,038,700    1,057,500
    65,000 shs WBK Trust 10% STRYPES*# (NR) ..........................................      2,059,135    1,864,688
 2,165,000     BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR) ...................      2,417,063    1,775,300
    20,000     Jefferson-Pilot Corp. 7 1/4% 2000 ACES# (A1) ..........................      1,720,850    1,960,000
               (exch. for NationsBank Corp. common stock)
                                                                                           ----------   ----------
                                                                                            8,488,811    7,963,738
                                                                                           ----------   ----------

               CAPITAL GOODS -- 6.0%
 1,700,000     CS First Boston, Inc. 2 1/4% 2003 sr. medium-term exch. notes* (Aa3) ..      1,700,000    1,772,250
               (exch. for General Electric Corp. common stock)
 1,250,000     CS First Boston, Inc. 2 5/8% 2003 sr. medium-term exch. notes (Aa) ....      1,250,000    1,185,938
               (exch. for Minnesota Mining and Manufacturing common stock)
 1,510,000     Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes (NR) .................      1,555,600    1,547,750
 1,200,000     U.S. Filter Corp. 4 1/2% 2001 cv. sub. notes (Ba3) ....................      1,265,406    1,102,500
                                                                                           ----------   ----------
                                                                                            5,771,006    5,608,438
                                                                                           ----------   ----------

               COMMUNICATIONS -- 10.6%
 3,000,000     Bell Atlantic Financial 5 3/4% 2003 cv. sub. deb.* (A1) ...............      3,147,725    3,031,875
               (exch. for cash equiv. of Telephone New Zealand common stock)
 1,000,000     Bell Atlantic Financial 4 1/4% 2005 cv. sub. deb.* (A1) ...............      1,004,454      987,500
               (exch. for cash equiv. of Cable & Wireless Communications
               plc common stock)
    15,000     MediaOne Group, Inc. 6 1/4% 2001 PIES# (Ba1) ..........................        871,875      808,125
               (exch. for AirTouch Communications, Inc. common stock)
 1,500,000     NatWest Markets 0% 2003 exch. trust securities*+ (AA2) ................      1,408,491    3,060,000
               (exch. for Lucent Technologies, Inc. common stock)
   500,000     Norddeutsche 3% 2003 euro. cv. deb. (Aa1) .............................        580,000      550,625
               (exch. for Deutsche Telekom AG common stock)
 1,000,000     Telefonica De Espana 2% 2002 gtd. exch. deb.* (NR) ....................      1,000,000    1,510,000
                                                                                           ----------   ----------
                                                                                            8,012,545    9,948,125
                                                                                           ----------   ----------

               CONSUMER GOODS -- 1.0%
    17,500 shs Newell Financial Trust I 5 1/4% QUIPS* (Baa1) ........................         878,750      951,563
               (conv. into Newell Co. common stock)                                       ----------    ----------


               DATA-PROCESSING SERVICES -- 3.5%
   500,000     Affiliated Computer Services, Inc. 4% 2005 cv. sub. notes* (Ba2) ......        500,000      532,813
 1,100,000     American Express Credit Corp. 1 1/8% 2003 cash exch. notes (Aa3) ......      1,044,260    1,122,000
 1,750,000     National Data Corp. 5% 2003 cv. sub. notes (Ba3) ......................      1,746,875    1,617,654
                                                                                           ----------   ----------
                                                                                            3,291,135    3,272,467
                                                                                           ----------   ----------

               ELECTRIC UTILITIES -- 0.3%
     5,000 shs Texas Utilities Co. 9 1/4% FELINE PRIDES# (Baa3) .....................         250,000      281,875
                                                                                           ----------   ----------

               ENERGY -- 4.2%
 1,750,000     AES Corp. 4 1/2% 2005 cv. jr. sub. deb. (Ba1) .........................      1,750,000    1,723,750
   750,000     Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa2) .....        765,000      753,281
   700,000     Parker Drilling Co. 5 1/2% 2004 cv. sub. notes (B3) ...................        825,500      497,000
 1,000,000     Swiss Life Financial Ltd. 2% 2005 GEMMS* (NR) .........................      1,006,563      992,500
               (exch. for Royal Dutch Petroleum common stock)
                                                                                           ----------   ----------
                                                                                            4,347,063    3,966,531
                                                                                           ----------   ----------


                 See accompanying notes to financial statements.

                                                  BANCROFT CONVERTIBLE FUND, INC

    PRINCIPAL
     AMOUNT                                                                                       IDENTIFIED      VALUE
    OR SHARES                                                                                        COST        (NOTE A)
    ---------                                                                                     -----------   -----------
                  ENTERTAINMENT -- 10.1%
      5,000 shs   Chancellor Media Corp. 6% cv. exch. pfd.* (Caa2)................                $   250,000   $   379,375
     10,000 shs   Chancellor Media Corp. 7% cv. pfd. (Caa2).......................                    500,000     1,095,000
     30,000 shs   Houston Industries, Inc. 7% 2000 ACES# (Baa1)...................
                  (exch. for Time Warner, Inc. common stock)                                        1,552,105     2,431,875
     10,000 shs   News Corporation Exchange Trust 5% cv. trust originated pfd.* (Ba2)
                  (exch. for British Sky Broadcasting Group plc ADS's)............                  1,006,897       933,750
     50,000 shs   Triathlon Broadcasting Co. depositary shares....................                    525,000       484,375
                  (representing 9% mandatory cv. pfd.) (NR)
 $1,500,000       Clear Channel Communications, Inc. 2 5/8% 2003 sr. cv. notes (Baa3)               1,500,000     1,444,688
  1,000,000       Imax Corp. 5 3/4% 2003 cv. sub. notes* (B1).....................                  1,000,000     1,254,375
    750,000       International CableTel, Inc. 7% 2008 cv. sub. notes* (Caa1).....                    750,000       986,250
                  (conv. into NTL, Inc. common stock)
    350,000       International CableTel, Inc. 7% 2008 cv. sub. notes - Reg. (Caa1)..                 450,625       460,250
                  (conv. into NTL, Inc. common stock)
                                                                                                  -----------   -----------
                                                                                                    7,534,627     9,469,938
                                                                                                  -----------   -----------

                  FINANCIAL & INSURANCE -- 5.7%
     13,000 shs   American General Delaware, L.L.C. 6% cv. A MIPS (A2)............                    658,455     1,124,500
     20,000 shs   Frontier Financing Trust 6 1/4% cv. trust originated pfd.* (Baa3)
                  (conv. into Frontier Insurance Group, Inc. common stock) .......                  1,046,875       925,000
    500,000       American International Group 2 1/4% 2004 cash exchangeable equity-linked
                  notes (AAA).....................................................                    500,000       612,500
     20,000       MediaOne Group, Inc. 7 5/8% 1998 DECS# (A2).....................                    480,000       965,000
                  (exch. for Enhance Financial Services Group, Inc. common stock)
  1,375,000       Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes* (BB+)....                  1,406,875     1,306,250
    375,000       Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes - Reg. (BB+)                  348,750       356,250

                                                                                                  -----------   -----------
                                                                                                    4,440,955     5,289,500
                                                                                                  -----------   -----------

                  FOODS -- 2.2%
     10,000 shs   Apple South Financing I 7% cv. A pfd.* (B2).....................                    500,000       368,750
                  (conv. into Apple South, Inc. common stock)
      5,000 shs   Apple South Financing I 7% cv. A pfd. - Reg. (B2)...............                    297,188       184,375
                  (conv. into Apple South, Inc. common stock)
     30,000       Ralston Purina Co. 7% 2000 SAILS# (Baa1)........................                  1,861,638     1,486,875
                  (exch. for Interstate Bakeries Corp. common stock)                              -----------   -----------
                                                                                                    2,658,826     2,040,000
                                                                                                  -----------   -----------

                  HEALTH CARE & DRUGS -- 10.0%
    500,000       Genzyme Corp. 5 1/4% 2005 cv. sub. notes* (NR)..................                    500,000       620,000
  1,000,000       HealthSouth Corp. 3 1/4% 2003 cv. sub. notes* (Ba2).............                  1,000,000       820,625
    250,000       HealthSouth Corp. 3 1/4% 2003 cv. sub. notes - Reg. (Ba2).......                    222,500       205,156
  1,200,000       Morgan Stanley Dean Witter Discover & Co. 0% 2001 medium-term
                  exchangeable notes (A1).........................................                  1,093,111     2,026,500
                  (exch. for ADR's representing SmithKline Beecham plc common stock)
  2,000,000       Republic National Bank of NY 1 7/8% 2002 sr. exch. notes (Aa1)..                  1,968,079     2,190,000
                  (exch. for the cash equivalent of Merck & Co., Inc. common stock)
  2,500,000       Roche Holdings, Inc. 0% 2010 LYON* (Aa2)........................                  1,212,918     1,556,250
    500,000       Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes* (AAA)...........                    526,250       862,500
                  (cv. into Novartis AG common stock)
  1,000,000       Swiss Life Financial Ltd. 2% 2003 GEMMS* (NR)...................                  1,025,156     1,101,250
                  (exch. for Glaxo Wellcome PLC common stock)
                                                                                                  -----------   -----------
                                                                                                    7,548,014     9,382,281
                                                                                                  -----------   -----------

                  MANUFACTURED HOUSING -- 1.9%
     40,000 shs   Fleetwood Capital Trust 6% cv. trust pfd.* (Baa3)...............                  2,000,000     1,770,000
                  (conv. into Fleetwood Enterprises, Inc. common stock)                           -----------   -----------


                  OFFICE EQUIPMENT -- 0.9%
    750,000       Xerox Credit 2 7/8% 2002 medium-term notes (A2).................                    740,000       860,625
                                                                                                  -----------   -----------

                  PACKAGING -- 0.4%
     10,000 shs   Owens-Illinois, Inc. 4 3/4% cv. pfd. A (BA3)....................                    507,800       401,250
                                                                                                  -----------   -----------


                 See accompanying notes to financial statements.

                                                  BANCROFT CONVERTIBLE FUND, INC

  PRINCIPAL
   AMOUNT                                                                                          IDENTIFIED       VALUE
  OR SHARES                                                                                            COST        (NOTE A)
  ---------                                                                                        -----------   -----------
                 RETAIL -- 8.7%
    32,500 shs   Dollar General Trust 8 1/2% STRYPES# (NR).......................                  $ 1,246,035   $ 1,082,656
                 (conv. into Dollar General Corp. common stock)
    16,000 shs   Estee Lauder Trust 6 1/4% TRACES# (NR)..........................                      966,573     1,020,000
                 (conv. into Estee Lauder Companies, Inc. common stock)
$1,000,000       Costco Companies, Inc. 0% 2017 cv. sub. notes* (A3).............                      532,753       696,250
   500,000       Costco Companies, Inc. 0% 2017 cv. sub. notes - Reg. (A3).......                      311,187       348,125
 2,000,000       Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1)................                    2,003,125     3,748,750
 1,000,000       Rite Aid Corp. 5 1/4% 2002 cv. sub. notes* (Baa1)...............                    1,024,375     1,274,375
                                                                                                   -----------   -----------
                                                                                                     6,084,048     8,170,156
                                                                                                   -----------   -----------
                 STAFFING SERVICES -- 0.9%
 1,000,000       Interim Services, Inc. 4 1/2% 2005 cv. sub. deb. (Ba3)..........                    1,012,500       851,875
                                                                                                   -----------   -----------

                 TECHNOLOGY -- 6.6%
   500,000       Arbor Software Corp. 4 1/2% 2005 cv. sub. notes* (NR)...........                      512,488       405,000
 3,500,000       Hewlett-Packard Co., Inc. 0% 2017 LYON* (Aa3)...................                    1,946,818     1,887,813
     1,000       Morgan Stanley Dean Witter Discover & Co. 0% 2001 technology exch. note
                 trust certificates* (A1) .......................................                      933,034     1,307,500
                 (exch. for technology basket common stocks++)
   500,000       Synoptics Communications, Inc. 5 1/4% 2003 cv. sub. deb.* (Ba3).                      510,625       506,250
                 (exch. for Northern Telecommunications Ltd. common stock)
    37,500       Tribune Co. 6 1/4% 2001 DECS# (A2)..............................                    1,047,656       928,125
                 (exch. for The Learning Company, Inc. common stock)
 1,250,000       VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (B)............                    1,262,125     1,100,000
                                                                                                   -----------   -----------
                                                                                                     6,212,746     6,134,688
                                                                                                   -----------   -----------
                 U.S. TREASURY NOTES -- 0.0%
    25,000       6 1/4% 3/31/99**................................................                       24,922        25,188
                                                                                                   -----------   -----------
                 CORPORATE SHORT-TERM NOTES -- 11.5%
 4,400,000       American Express Credit Corp. 5.26% 11/12/98 (P1)...............                    4,377,499     4,377,499
 3,800,000       American Express Credit Corp. 5.06% 11/5/98 (P1)................                    3,791,988     3,791,988
 2,600,000       American Express Credit Corp. 5.35% 11/3/98 (P1)................                    2,598,068     2,598,068
                                                                                                   -----------   -----------
                                                                                                    10,767,555    10,767,555
                                                                                                   -----------   -----------

TOTAL CONVERTIBLE BONDS AND NOTES -- 67.5%......................................                   $57,668,438   $63,042,331
TOTAL CONVERTIBLE PREFERRED STOCKS -- 18.9%.....................................                    16,536,576    17,662,782
TOTAL CORPORATE SHORT-TERM NOTES -- 11.5%.......................................                    10,767,555    10,767,555
                                                                                                   -----------   -----------
TOTAL INVESTMENTS -- 97.9%......................................................                   $84,972,569    91,472,668
                                                                                                   ===========
OTHER ASSETS AND LIABILITIES, NET -- 2.1%.......................................                                   1,960,585
                                                                                                                 -----------
TOTAL NET ASSETS -- 100.0%......................................................                                 $93,433,253
                                                                                                                 ===========

 *  Rule 144A security, may be sold only to qualified institutional buyers.

 #  See Note A(5).

 +  Guaranteed by National Westminster Bank PLC.

 ++ Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL.

 ** Collateral for a letter of credit.


ACES      Automatic Common Exchange Securities
ADR       American Depositary Receipts
ADS       American Depositary Shares
DECS      Debt Exchangeable for Common Stock
FELINE    Family of Equity-Linked Income Securities
GEMMS     Guaranteed Exchangeable Monetisation of Multiple Shares
LYON      Liquid Yield Option Note
MIPS      Monthly Income Preferred Securities
PIES      Premium Income Exchangeable Securities
PRIDES    Preferred Redeemable Increased Dividend Equity Securities
QUIPS     Quarterly Income Preferred Securities
SAILS     Stock Appreciation Income Linked Securities
SPuRS     Shared Preference Redeemable Securities
STRYPES   Structured Yield Product Exchangeable for Stock
TRACES    Trust Automatic Common Exchange Securities

   Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed to be reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $84,972,569 resulting in gross unrealized appreciation and depreciation of $10,950,501 and $4,450,402, respectively, or net unrealized appreciation of $6,500,099 on a tax cost basis.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     OCTOBER 31,
                                                                                                        1998
                                                                                                     -----------
ASSETS:
 Investments at value (Identified cost $84,972,569) (Note A).................................        $91,472,668
 Cash........................................................................................            810,339
 Receivable for securities sold..............................................................            579,216
 Dividends and interest receivable ..........................................................            639,808
 Other assets................................................................................             24,895
                                                                                                     -----------
   Total assets..............................................................................         93,526,926
                                                                                                     -----------

LIABILITIES:
 Accrued management fee (Note B).............................................................             58,441
 Accrued expenses............................................................................             35,232
                                                                                                     -----------
   Total liabilities ........................................................................             93,673
                                                                                                     -----------
NET ASSETS AT VALUE..........................................................................        $93,433,253
                                                                                                     ===========

NET ASSETS CONSIST OF:
 Undistributed net investment income.........................................................        $   630,505
 Undistributed net realized gain from investment transactions................................         10,211,265
 Unrealized appreciation on investments .....................................................          6,500,099
 Capital shares (Note C).....................................................................             34,753
 Additional paid-in capital .................................................................         76,056,631
                                                                                                     -----------
NET ASSETS AT VALUE..........................................................................        $93,433,253
                                                                                                     ===========
Net asset value per share ($93,433,253 / 3,475,291 outstanding shares).......................             $26.89
                                                                                                     ===========


                 See accompanying notes to financial statements.


STATEMENT OF OPERATIONS  FOR THE YEAR ended October 31, 1998

INVESTMENT INCOME (Note A):
 Interest ..............................................................................           $ 2,649,243
 Dividends .............................................................................             1,454,636
                                                                                                   -----------
    Total Income .......................................................................             4,103,879
                                                                                                   -----------

EXPENSES (Note B):
 Management fee ........................................................................               723,452
 Custodian fees ........................................................................                30,189
 Transfer agent fees....................................................................                40,221
 Professional fees......................................................................                49,956
 Directors' fees........................................................................                64,800
 Printing and reports to shareholders...................................................                50,777
 Treasurer's office ....................................................................                25,000
 Other..................................................................................                88,291
                                                                                                   -----------
    Total Expenses .....................................................................             1,072,686
                                                                                                   -----------
NET INVESTMENT INCOME...................................................................             3,031,193
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investment transactions.........................................            10,224,916
 Net change in unrealized appreciation of investments...................................            (9,493,576)
                                                                                                   -----------
    Net gain on investments.............................................................               731,340
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................           $ 3,762,533
                                                                                                   ===========


                 See accompanying notes to financial statements.

                                                BANCROFT CONVERTIBLE FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding

                                                                                 YEARS ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1998           1997           1996           1995           1994
                                                             ----           ----           ----           ----           ----
Net asset value, beginning of year .................   $    30.48     $    28.23     $    24.84     $    23.11     $    25.00
                                                       ----------     ----------     ----------     ----------     ----------

Net investment income ..............................          .87            .94            .96           1.14           1.20
Net realized and unrealized investment gain (loss) .         (.01)          4.55           4.19           2.30          (1.18)
                                                       ----------     ----------     ----------     ----------     ----------
    Total from investment operations ...............          .86           5.49           5.15           3.44            .02
Less distributions:
Dividends from net investment income ...............         (.88)          (.93)         (1.11)         (1.17)         (1.24)
Distributions from realized gains ..................        (3.57)         (2.31)          (.65)          (.54)          (.67)
                                                       ----------     ----------     ----------     ----------     ----------
    Total distributions ............................        (4.45)         (3.24)         (1.76)         (1.71)         (1.91)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $    26.89     $    30.48     $    28.23     $    24.84     $    23.11
                                                       ==========     ==========     ==========     ==========     ==========
Market value, end of year ..........................   $    26.75     $    26.81     $    23.88     $    22.25     $    20.13
Total investment return:
  Based on net asset value* ........................         3.16%         21.18%         21.55%         15.79%           .18%
  Based on market value** ..........................        18.17%         28.19%         15.65%         20.17%         (4.88)%

Ratios/Supplemental Data:

Net assets, end of year (000's) ....................   $   93,433     $   96,187     $   83,302     $   71,425     $   64,551
Ratio of expenses to average net assets ............          1.1%           1.2%           1.2%           1.2%           1.2%
Ratio of net investment income to average net assets          3.1%           3.3%           3.9%           4.9%           5.2%
Portfolio turnover rate ............................           55%            71%            70%            43%            39%

 * Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

** Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEARS ENDED OCTOBER 31,
                                                                                     1998             1997
                                                                                 ------------      -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income....................................................      $  3,031,193      $ 2,955,432
  Net realized gain from investment transactions...........................        10,224,916       11,286,484
  Net change in unrealized appreciation of investments.....................        (9,493,576)       3,620,296
                                                                                 ------------      -----------
    Net increase in net assets resulting from operations...................         3,762,533       17,862,212

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income....................................................        (2,981,861)      (2,898,260)
  Net realized gain on investments.........................................       (11,271,015)      (6,815,292)
                                                                                 ------------      -----------
    Total dividends........................................................       (14,252,876)      (9,713,552)
                                                                                 ------------      -----------
CAPITAL SHARE TRANSACTIONS (Note C)........................................         7,736,436        4,736,186
                                                                                 ------------      -----------

    Increase (decrease) in net assets......................................        (2,753,907)      12,884,846
NET ASSETS AT BEGINNING OF YEAR............................................        96,187,160       83,302,314
                                                                                 ------------      -----------

NET ASSETS AT END OF YEAR (including undistributed net
  investment income of $630,505 and $581,173, respectively)................      $ 93,433,253      $96,187,160
                                                                                 ============      ===========



                 See accompanying notes to financial statements.

                                                 BANCROFT CONVERTIBLE FUND, INC.


NOTES TO FINANCIAL STATEMENTS

(A) Bancroft Convertible Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation

Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $15,824 was earned on cash balances held by the custodian of the Fund's assets during the year ended October 31, 1998.

3. Federal Income Taxes

It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

4. Dividends and Distributions to Shareholders

The liability for dividends and distributions payable is recorded on the ex-dividend date.

5. Market Risk

It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments under Statement of Financial Accounting Standards No. 119. However certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $12,829,219 at October 31, 1998, representing 13.7% of net assets.

(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1 1/2% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended October 31, 1998. The officers of the Fund are also directors, officers or employees of the investment adviser, and are compensated by the investment adviser.

(C) At October 31, 1998 there were 3,475,291 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the year ended October 31, 1998, 319,028 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,736,436.

(D) Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $50,219,491 and $63,211,673, respectively, for the year ended October 31, 1998.

(E) A distribution of $3.125 per share, derived from net investment income of
18.3 cents, and net realized gains on investments of $2.942, was declared on November 16, 1998, payable December 30, 1998 to shareholders of record at the close of business December 1, 1998.

(F) The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

                                                 BANCROFT CONVERTIBLE FUND, INC.


Report Of Independent Accountants

To the Shareholders and Board of Directors of Bancroft Convertible Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Bancroft Convertible Fund, Inc. (the "Fund") as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
November 13, 1998

                                                 BANCROFT CONVERTIBLE FUND, INC.

AUTOMATIC DIVIDEND INVESTMENT PLAN
AUTHORIZATION FORM

c/o ChaseMellon Shareholder Services
Shareholder Relations Department
P.O. Box 3322
South Hackensack, NJ 07606-9980

Dear Sirs:

   I hold stock certificates, registered in my name, for       shares of Common
Stock of Bancroft Convertible Fund, Inc. (the "Company").

   I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below.

AUTHORIZATION

You are authorized to act as my agent as follows:

   A. Establish an Account in my name.

   B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

   C. Whenever the Company declares a dividend or distribution payable in cash or, at the option of all its shareholders, in Common Stock of the Company at market price or net asset value, whichever is lower, take the dividend or distribution in Common Stock.

   D. Whenever the Company declares a dividend or distribution payable in cash or, at the option of the shareholders for whom you act as agent under the Plan, in the Company's Common Stock at net asset value, take the dividend or distribution in Common Stock if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower then (1) the asked price of the Company's Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, if the Common Stock is not listed on a national securities exchange, or (2) the closing market price of the Common Stock on a national securities exchange, on that trading day, plus brokerage commissions, if the Company's Common Stock is listed on such exchange. If the market price is lower, take the dividend or distribution in cash and add it to my Account.

   E. As soon as practicable after each cash payment is made to my Account, use the funds in my Account to buy in the over-the-counter market or on a national securities exchange, as the case may be, as many additional full shares of the Company's Common Stock as possible, plus a fractional interest in one share computed to four decimal places.

   F. You may mingle the cash in my Account with similar funds of other shareholders of the Company for whom you act as agent under the Plan. The cost of the shares and fractional interest you buy for my Account in connection with a particular dividend or distribution shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend or distribution.

   G. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

   H. I understand that there is presently no service charge for your serving as my agent and maintaining my Account. You may, however, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose a service charge. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

                                                 BANCROFT CONVERTIBLE FUND, INC.

NAME AND ADDRESS

   My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

PLEASE PRINT:

   NAME OR NAMES.............................................................

   NUMBER AND STREET.........................................................

   CITY, STATE AND ZIP CODE..................................................

STOCK CERTIFICATES

   I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address prior to signing this authorization if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

INCOME TAX

   I understand that participation in the Plan for automatic investment of dividends and distributions does not relieve me of any income tax which may be payable by me on such dividends and distributions.

AMENDMENTS AND CHANGE OF AGENT

   I understand that the Company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

TERMINATION

   I may terminate this authorization and my Account at any time by delivering written notice to you, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 15 days after receipt of such notice by you. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their addresses as shown on your records, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.

     Date:...................................................................
     Signature:..............................................................

   Note: If shares are in more than one name, all must sign.

                                                 BANCROFT CONVERTIBLE FUND, INC.


                  ADDITIONAL SERVICES AVAILABLE TO SHAREHOLDERS
                                       OF

                         BANCROFT CONVERTIBLE FUND, INC.

      AUTOMATIC DIVIDEND INVESTMENT PLAN You may wish to participate in our Automatic Dividend Investment Plan whereby all of the dividends and distributions on your Bancroft shares are automatically invested in additional shares of the Company's stock at the then current market price or net asset value, whichever is lower. When the market price is lower than net asset value, the Bank, as your agent, will take your dividends or distributions in cash, combine them with those of other Plan participants, and purchase shares in the market and thereby take advantage of the lower commissions on larger purchases. When the net asset value is lower than the market price, the participant will receive shares issued by the Company at net asset value. When the Company makes dividends and distributions payable in cash or at the option of all stockholders in common stock, a participant will receive shares of common stock issued by the Company. There is no other charge for this service. To join the Plan, fill out and mail the authorization form on the next page.

      CASH PAYMENT PLAN Members of the Dividend Investment Plan may also wish to participate in our Cash Payment Plan which provides a convenient and economical means to increase your investment in the Company's shares. The Cash Payment Plan, for which Mellon Securities Trust Company (the "Bank") acts as your agent, permits you to send cash payments of between $25 to $5,000 per month to the Bank, which will be aggregated with the funds of other participants, to purchase additional Bancroft shares. You pay only a service charge (5% of the amount to be invested with a maximum of $3.00 per transaction) plus your proportionate share of the brokerage commission which is typically at a savings because your funds are combined with others to take advantage of the reduced commission on larger purchases.

PRINCIPAL PORTFOLIO CHANGES         AUGUST 1 to OCTOBER 31, 1998
(unaudited)

                                                                                  SHARES OR PRINCIPAL AMOUNT
                                                                                                        HELD AT
                                                                               ADDITIONS  REDUCTIONS   10-31-98
                                                                           --------------------------------------------
AES Corp. 4 1/2% 2005 cv. jr. sub. deb.                                        1,750,000               1,750,000
AES Trust I $2.6875 term cv. securities, series A                                             39,900        --
American General Delaware, L.L.C. 6% cv. A MIPS                                                7,000      13,000
AMF Bowling, Inc. 0% 2018 cv. deb. 144A                                                    4,900,000        --
Atria Communities, Inc. 5% 2002 cv. sub. notes 144A                                          750,000        --
BEA Systems, Inc. 4% 2005 cv. sub. notes 144A                                                750,000        --
Bear Stearns Cos., Inc. 6 3/4% 2000 notes (SEG)                                                7,500        --
Bell Atlantic Financial Services 4 1/4% 2005 cv. sub. deb. 144A (CWZ)          1,000,000               1,000,000
Central Parking Financial Trust 5 1/4% cv. pfd 144A                                           25,000        --
Credit Suisse 3% 2001 equity-linked certificates (DIS)                                     1,000,000        --
Hollinger Intl, Inc. common stock                                                             36,800        --
Host Marriott Financial Trust 6 3/4% cv. pfd.                                                 10,000        --
Ingersoll-Rand Co. 6 3/4% FELINE PRIDES                                                       39,500        --
Lodgian Capital Trust 7% cv. trust pfd. 144A                                                  20,000        --
MediaOne, Inc. DECS 7 5/8% 1998 (EFS)                                                         10,000      20,000
Morgan Stanley Dean Witter Discover & Co. 6% 1998 DECS (CSCO)                                  7,500        --
National City Corp. common stock                                                              13,400        --
NatWest Markets 0% 2003 exch. trust securities 144A (LU)                                     500,000   1,500,000
Royal Caribbean Cruises Ltd. $3.625 cv. A pfd.                                                 7,500        --
Synoptics Communications, Inc. 5 1/4% 2003 cv. sub. deb. 144A (NT)               500,000                 500,000
Unocal Capital Trust 6 1/4% trust cv. pfd.                                                    12,500        --

                                                 BANCROFT CONVERTIBLE FUND, INC.


THE YEAR 2000 ISSUE

BACKGROUND. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

PROGRAMS AND SYSTEMS. The Adviser assessed and tested its internal computer programs and systems earlier this year to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are Pentium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software we use, Microsoft Corp. and Advent Software, have also supplied us with statements certifying that their products are now compliant.

2ND AND 3RD PARTY ISSUES. The two banks that provide services to the Fund, ChaseMellon Shareholder Services, the Fund's transfer agent and registrar, and the Fund's custodian, The Bank of New York, have stated in writing that they will meet all interim and final regulatory deadlines in order to be fully compliant by December 31, 1998. They have advised the Fund that they are currently in the process of assessing, repairing and replacing, and testing the systems necessary to meet these deadlines.

Bloomberg, the Adviser's securities pricing service provider, provides periodic statements in writing that detail its strategy in dealing with the Year 2000 problem. In addition, Bloomberg states that its assessments of its trading system software have not uncovered any problems to date. Bloomberg attributes this to the fact that it started addressing the Year 2000 issue as early as 1982, since there were many financial instruments that had maturity dates subsequent to January 1, 2000.

We continue to receive updates from each of these and our other outside vendors as they become available.

Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, earlier this year, the Adviser began reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria the Adviser looks at are: costs incurred and estimated of system repair and replacement, whether or not there is a contingency plan prepared and the status of second and third party issues. The Adviser continues to monitor these disclosures and uses them concurrently with other methods of evaluating a security's value as an investment vehicle.

In addition to computers and related systems, the operation of office and facilities equipment, such as fax machines, photocopiers, telephone switches, security systems, elevators, and other common devices may be affected by the Year 2000 Problem. The Adviser is currently assessing the potential effect of, and costs of remediating, the Year 2000 Problem regarding its office and facilities equipment. The companies that provide telephone and electricity services to the Adviser regularly update their respective web sites with contingency plans and information on compliance status.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

MOST REASONABLY LIKELY WORST CASE YEAR 2000 SCENARIO FOR THE FUND. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected.

The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to the two banks that provide services to the Fund, ChaseMellon Shareholder Services, the Fund's transfer agent and registrar, and the Fund's custodian, The Bank of New York. Although the Banks expect mission-critical systems to be compliant by 1998 year-end as stated above, the Banks cannot ensure that all the vendors they rely upon will also be completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to the Banks might be increased due to the Banks' increased cost of doing business.

                                                 BANCROFT CONVERTIBLE FUND, INC.

For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers and their customers, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

CONTINGENCY PLAN. Based on the representations made by ChaseMellon and The Bank of New York, the Fund has not made any contingency plans relating to the receipt of services these Banks provide. The Adviser currently has plans underway which include the following: an alternate site in which to do business in the event that electric and/or telephone service is lost and the purchase of laptop computers and small generators to run them. In addition, cellular telephones would be used in the event that regular telephone and Bloomberg service is lost, to contact brokers for pricing and trading. The Adviser will bear the cost of this equipment. The Adviser currently expects to have these plans in place and fully functional by May of 1999. The Adviser intends to review these plans periodically and to update them as circumstances change.

Per share distributions to shareholders during the fiscal year ended October 31, 1998 (unaudited):

                                                    TOTAL       ORDINARY      LONG-TERM     QUALIFYING
            PAYMENT DATE                            PAID         INCOME     CAPITAL GAIN   DISTRIBUTION*
         ------------------                         ----         ------     ------------   -------------
         December 30, 1997                         $3.756        $0.841       $2.915           30%
         March 30, 1998                              0.23          0.23           --           29%
         June 30, 1998                               0.23          0.23           --           29%
         September 28, 1998                          0.23          0.23           --           29%
                                                   ------        ------       ------
                                                    4.446         1.531        2.915

* The percentages indicate the portion of each ordinary income distribution which qualifies under the Internal Revenue Code for the deduction for dividends received by corporate shareholders.

IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS

The letter to Shareholders and the Statement on The Year 2000 Issue contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company, its management, the Adviser and other service providers regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, changes in the Federal Reserve Board's monetary policy, an increase in interest rates, inflation or taxes, changes in individuals' savings rates, a decline in productivity or new products, changes to foreign and domestic markets in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.